Quarterly Holdings Report
for
Fidelity Freedom® Index 2035 Fund
December 31, 2021
FRX-X35-NPRT3-0322
1.906847.112
Domestic Equity Funds - 46.7%
	Shares	Value ($)
Fidelity Series Total Market Index Fund (a) (Cost $4,822,625,839)	436,145,831	6,960,887,459

International Equity Funds - 31.2%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $4,032,066,699)	308,860,891	4,651,445,017

Bond Funds - 22.1%
	Shares	Value ($)
Fidelity Series Bond Index Fund (a)	237,381,843	2,473,518,802
Fidelity Series International Developed Markets Bond Index Fund (a)	22,857,917	224,693,326
Fidelity Series Long-Term Treasury Bond Index Fund (a)	69,693,258	593,786,554
TOTAL BOND FUNDS (Cost $3,314,424,097)		3,291,998,682

Short-Term Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.08% (b) (Cost $13,421)	13,418	13,421

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $12,169,130,056)	14,904,344,579
NET OTHER ASSETS (LIABILITIES) - 0.0%	117,310
NET ASSETS - 100.0%	14,904,461,889

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	-	429,196	415,775	4	-	-	13,421	0.0%
Total	-	429,196	415,775	4	-	-	13,421

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series Bond Index Fund	1,827,171,741	898,663,878	257,638,418	26,165,623	(5,503,877)	10,825,478	2,473,518,802
Fidelity Series Global ex U.S. Index Fund	3,398,992,258	1,533,400,514	308,394,556	118,413,048	(3,289,116)	30,735,917	4,651,445,017
Fidelity Series International Developed Markets Bond Index Fund	-	228,248,574	2,398,916	140,874	(21,350)	(1,134,982)	224,693,326
Fidelity Series Long-Term Treasury Bond Index Fund	318,148,480	275,031,476	25,012,463	8,198,390	(3,458,800)	29,077,861	593,786,554
Fidelity Series Total Market Index Fund	5,101,952,389	1,813,574,244	859,510,997	105,318,211	11,330,135	893,541,688	6,960,887,459
	10,646,264,868	4,748,918,686	1,452,955,350	258,236,146	(943,008)	963,045,962	14,904,331,158

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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